Lehman Brothers First Trust Income Opportunity Fund
Form: N-SAR December 31, 2006
Attachment - item 770

Transactions Effected Pursuant to Rule 10f-3

Transaction #1:

Sub-Adviser:	Lehman Brothers Asset Management LLC

Name of Security:	Service Corporation International, 7.625%, 10/1/18
Cusip (817565BK9)
Registration under Securities Act of	Yes
1933 [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
- Date Acquired	9/27/2006
- Date First Offered	9/27/2006

Firm Commitment Underwriting	Yes

Reasonableness of Spread [10f-3(b)(6)]
- Offering Price Per Unit	100.000
- Gross Spread % or $	2.00%
- Yield-To-Maturity	7.625%

Issuer in Continuous Operation at	Yes
Least Three Years? [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
- Size of Issue	250,000,000

- Purchase Price per Unit	100.000
- Total Units Purchased by Fund	1,020,000
- Total Purchase Price by Fund	1,020,000
- Percentage of Offering Purchased by Fund	0.41%

- Aggregate Amount Purchased by Sub-Adviser	10,000,000
- Percentage of Offering Purchased by Sub-Adviser	4.00%

From Whom Purchased [10f-3(b)(8)]
- Selling Dealer(s)	JP Morgan Chase Co.

- Syndicate Manager(s)	Lead Managers: JPMorgan Chase Co.
Merrill Lynch, Pierce, Fenner & Smith, Inc.

Co-Managers: Banc of America Securities LLC
Lehman Brothers
Raymond James and Associates, Inc.
Morgan Keegan & Company, Inc.

- Affiliated Broker / Dealer	Lehman Brothers

Information or materials upon which the determination described in paragraph (h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled third quarter 2006 meeting as well as information supporting the reasonableness of the 2.00% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #2:

Sub-Adviser:	Lehman Brothers Asset Management LLC

Name of Security:	Service Corporation International, 7.375%, 10/1/14
Cusip (817565BG8)
Registration under Securities Act of	Yes
1933 [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
- Date Acquired	9/27/2006
- Date First Offered	9/27/2006

Firm Commitment Underwriting	Yes

Reasonableness of Spread [10f-3(b)(6)]
- Offering Price Per Unit	100.000
- Gross Spread % or $	2.00%
- Yield-To-Maturity	7.375%

Issuer in Continuous Operation at	Yes
Least Three Years? [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
- Size of Issue	250,000,000

- Purchase Price per Unit	100.000
- Total Units Purchased by Fund	1,200,000
- Total Purchase Price by Fund	1,200,000
- Percentage of Offering Purchased by Fund	0.48%

- Aggregate Amount Purchased by Sub-Adviser	12,000,000
- Percentage of Offering Purchased by Sub-Adviser	4.80%

From Whom Purchased [10f-3(b)(8)]
- Selling Dealer(s)	JP Morgan Chase Co.

- Syndicate Manager(s)	Lead Managers: JPMorgan Chase Co.
Merrill Lynch, Pierce, Fenner & Smith, Inc.

Co-Managers: Banc of America Securities LLC
Lehman Brothers
Raymond James and Associates, Inc.
Morgan Keegan & Company, Inc.

- Affiliated Broker / Dealer	Lehman Brothers

Information or materials upon which the determination described in paragraph (h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled third quarter 2006 meeting as well as information supporting the reasonableness of the 2.00% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #3:

Sub-Adviser:	Lehman Brothers Asset Management LLC

Name of Security:	West Corp., 11%, 10/15/16
Cusip (952355AD7)
Registration under Securities Act of	Yes
1933 [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
- Date Acquired	10/16/2006
- Date First Offered	10/16/2006

Firm Commitment Underwriting	Yes

Reasonableness of Spread [10f-3(b)(6)]
- Offering Price Per Unit	100.000
- Gross Spread % or $	2.50%
- Yield-To-Maturity	11.00%

Issuer in Continuous Operation at	Yes
Least Three Years? [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
- Size of Issue	450,000,000

- Purchase Price per Unit	100.000
- Total Units Purchased by Fund	2,505,000
- Total Purchase Price by Fund	2,505,000
- Percentage of Offering Purchased by Fund	0.56%

- Aggregate Amount Purchased by Sub-Adviser	20,000,000
- Percentage of Offering Purchased by Sub-Adviser	4.44%

From Whom Purchased [10f-3(b)(8)]
- Selling Dealer(s)	Credit Suisse First Boston Corp.

- Syndicate Manager(s)	Lead Managers: Deutsche Bank Securities, Inc.
Bank of America Securities LLC
Lehman Brothers

Co - Managers
Wachovia Securities, Inc.
GE Capital Markets, Inc.

- Affiliated Broker / Dealer	Lehman Brothers

Information or materials upon which the determination described in paragraph (h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled fourth quarter 2006 meeting as well as information supporting the reasonableness of the 2.50% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #4:

Sub-Adviser:	Lehman Brothers Asset Management LLC

Name of Security:	Ford Motor Company, 8%, 12/15/16
Cusip (345397VC4)
Registration under Securities Act of	Yes
1933 [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
- Date Acquired	12/11/2006
- Date First Offered	12/11/2006

Firm Commitment Underwriting	Yes

Reasonableness of Spread [10f-3(b)(6)]
- Offering Price Per Unit	98.322
- Gross Spread % or $	1.125%
- Yield-To-Maturity	8.25%

Issuer in Continuous Operation at	Yes
Least Three Years? [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
- Size of Issue	1,500,000,000

- Purchase Price per Unit	98.322
- Total Units Purchased by Fund	2,120,000
- Total Purchase Price by Fund	2,084,426
- Percentage of Offering Purchased by Fund	0.14%

- Aggregate Amount Purchased by Sub-Adviser	30,000,000
- Percentage of Offering Purchased by Sub-Adviser	2.00%

From Whom Purchased [10f-3(b)(8)]
- Selling Dealer(s)	Morgan Stanley

- Syndicate Manager(s)	Lead Managers: Deutche Bank Securities, Inc.
Goldman Sachs & Co. , Inc.
Lehman Brothers
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Morgan Stanley

- Affiliated Broker / Dealer	Lehman Brothers

Information or materials upon which the determination described in paragraph (h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled fourth quarter 2006 meeting as well as information supporting the reasonableness of the 1.125% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #5:

Sub-Adviser:	Lehman Brothers Asset Management LLC

Name of Security:	Sabine Pass LNG, L.P , 7.5%, 11/30/16
Cusip (785583AD7)
Registration under Securities Act of	Yes
1933 [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
- Date Acquired	11/1/2006
- Date First Offered	11/1/2006

Firm Commitment Underwriting	Yes

Reasonableness of Spread [10f-3(b)(6)]
- Offering Price Per Unit	100.000
- Gross Spread % or $	1.50%
- Yield-To-Maturity	7.50%

Issuer in Continuous Operation at	Yes
Least Three Years? [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
- Size of Issue	1,482,000,000

- Purchase Price per Unit	100.000
- Total Units Purchased by Fund	1,420,000
- Total Purchase Price by Fund	1,420,000
- Percentage of Offering Purchased by Fund	0.10%

- Aggregate Amount Purchased by Sub-Adviser	15,000,000
- Percentage of Offering Purchased by Sub-Adviser	1.01%

From Whom Purchased [10f-3(b)(8)]
- Selling Dealer(s)	Credit Suisse First Boston Corp.

- Syndicate Manager(s)	Lead Managers: Credit Suisse First Boston Corp.

Co - Managers: Lehman Brothers
Petrie Parkman & Co.

- Affiliated Broker / Dealer	Lehman Brothers

Information or materials upon which the determination described in paragraph (h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled fourth quarter 2006 meeting as well as information supporting the reasonableness of the 1.50% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #6:

Sub-Adviser:	Lehman Brothers Asset Management LLC

Name of Security:	Regency Energy Partners, 8.375%, 12/15/2013
Cusip (75886AAA6)
Registration under Securities Act of	Yes
1933 [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
- Date Acquired	12/7/2006
- Date First Offered	12/7/2006

Firm Commitment Underwriting	Yes

Reasonableness of Spread [10f-3(b)(6)]
- Offering Price Per Unit	100.000
- Gross Spread % or $	2.25%
- Yield-To-Maturity	8.375%

Issuer in Continuous Operation at	Yes
Least Three Years? [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
- Size of Issue	550,000,000

- Purchase Price per Unit	100.000
- Total Units Purchased by Fund	5,060,000
- Total Purchase Price by Fund	5,060,000
- Percentage of Offering Purchased by Fund	0.92%

- Aggregate Amount Purchased by Sub-Adviser	50,000,000
- Percentage of Offering Purchased by Sub-Adviser	9.09%

From Whom Purchased [10f-3(b)(8)]
- Selling Dealer(s)	UBS Investment Bank

- Syndicate Manager(s)	Lead Managers: Lehman Brothers
UBS Investment Bank
Wachovia Securities, Inc.

Co - Managers: Citigroup
JP Morgan Chase & Co.

- Affiliated Broker / Dealer	Lehman Brothers

Information or materials upon which the determination described in paragraph (h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled fourth quarter 2006 meeting as well as information supporting the reasonableness of the 2.25% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #7:

Sub-Adviser:	Lehman Brothers Asset Management LLC

Name of Security:	Idearc, Inc., 8%, due 11/15/16
Cusip (451663AA6)
Registration under Securities Act of	Yes
1933 [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
- Date Acquired	11/1/2006
- Date First Offered	11/1/2006

Firm Commitment Underwriting	Yes

Reasonableness of Spread [10f-3(b)(6)]
- Offering Price Per Unit	100.000
- Gross Spread % or $	2.25%
- Yield-To-Maturity	8.0%

Issuer in Continuous Operation at	Yes
Least Three Years? [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
- Size of Issue	2,850,000,000

- Purchase Price per Unit	100.000
- Total Units Purchased by Fund	7,150,000
- Total Purchase Price by Fund	7,150,000
- Percentage of Offering Purchased by Fund	0.25%

- Aggregate Amount Purchased by Sub-Adviser	75,000,000
- Percentage of Offering Purchased by Sub-Adviser	2.63%

From Whom Purchased [10f-3(b)(8)]
- Selling Dealer(s)	JP Morgan Chase & Co.

- Syndicate Manager(s)	Lead Managers: Bear Stearns & Co., Inc.
JP Morgan Chase & Co.

Senior Co -Manager: Banc of America Securities LLC
Barclays Capital
Citigroup

Co - Managers: ABN Amro, Inc.
Credit Suisse First Boston Corp.
Goldman Sachs & Co.
Merrill Lynch, Pierce, Fenner, & Smith, Inc.
Mitsubishi UFJ Securities International
Morgan Stanley
RBC Capital Markets
UBS Investment Bank
Wachovia Securities, Inc.

- Affiliated Broker / Dealer	Lehman Brothers

Information or materials upon which the determination described in paragraph (h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled fourth quarter 2006 meeting as well as information supporting the reasonableness of the 2.25% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #8:

Sub-Adviser:	Lehman Brothers Asset Management LLC

Name of Security:	Freescale Semiconductor, Inc., 9.125%, due 2/15/16
Cusip (35687MAJ6)
Registration under Securities Act of	Yes
1933 [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
- Date Acquired	11/16/2006
- Date First Offered	11/16/2006

Firm Commitment Underwriting	Yes

Reasonableness of Spread [10f-3(b)(6)]
- Offering Price Per Unit	100.000
- Gross Spread % or $	2.00%
- Yield-To-Maturity	9.125%

Issuer in Continuous Operation at	Yes
Least Three Years? [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
- Size of Issue	1,500,000,000

- Purchase Price per Unit	100.000
- Total Units Purchased by Fund	4,300,000
- Total Purchase Price by Fund	4,300,000
- Percentage of Offering Purchased by Fund	0.29%

- Aggregate Amount Purchased by Sub-Adviser	45,000,000
- Percentage of Offering Purchased by Sub-Adviser	3.00%

From Whom Purchased [10f-3(b)(8)]
- Selling Dealer(s)	Credit Suisse First Boston Corp.

- Syndicate Manager(s)	Lead Managers : Citigroup
Credit Suisse First Boston Corp.
JP Morgan Chase & Co.
Lehman Brothers
UBS Investment Bank

Co - Managers: Bear Stearns & Co., Inc.

- Affiliated Broker / Dealer	Lehman Brothers

Information or materials upon which the determination described in paragraph (h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled fourth quarter 2006 meeting as well as information supporting the reasonableness of the 2.00% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #9:

Sub-Adviser:	Lehman Brothers Asset Management LLC

Name of Security:	Freescale Semiconductor, INC., 10.125%, 12/15/16
Cusip (35687MAN7)
Registration under Securities Act of	Yes
1933 [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
- Date Acquired	11/16/2006
- Date First Offered	11/16/2006

Firm Commitment Underwriting	Yes

Reasonableness of Spread [10f-3(b)(6)]
- Offering Price Per Unit	100.000
- Gross Spread % or $	2.50%
- Yield-To-Maturity	10.125%

Issuer in Continuous Operation at	Yes
Least Three Years? [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
- Size of Issue	1,600,000,000

- Purchase Price per Unit	100.000
- Total Units Purchased by Fund	950,000
- Total Purchase Price by Fund	950,000
- Percentage of Offering Purchased by Fund	0.06%

- Aggregate Amount Purchased by Sub-Adviser	10,000,000
- Percentage of Offering Purchased by Sub-Adviser	0.63%

From Whom Purchased [10f-3(b)(8)]
- Selling Dealer(s)	Credit Suisse First Boston Corp.

- Syndicate Manager(s)	Lead Managers: Citigroup
Credit Suisse First Boston Corp.
JP Morgan Chase & Co.
Lehman Brothers
UBS Investment Bank

Co - Manager: Bear Stearns & Co., Inc.

- Affiliated Broker / Dealer	Lehman Brothers

Information or materials upon which the determination described in paragraph (h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled fourth quarter 2006 meeting as well as information supporting the reasonableness of the 2.50% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #10:

Sub-Adviser:	Lehman Brothers Asset Management LLC

Name of Security:	Freescale Semiconductor, Inc., 8.875%, due 2/15/14
Cusip (35687MAL1)
Registration under Securities Act of	Yes
1933 [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
- Date Acquired	11/16/2006
- Date First Offered	11/16/2006

Firm Commitment Underwriting	Yes

Reasonableness of Spread [10f-3(b)(6)]
- Offering Price Per Unit	100.000
- Gross Spread % or $	2.00%
- Yield-To-Maturity	8.875%

Issuer in Continuous Operation at	Yes
Least Three Years? [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
- Size of Issue	2,350,000,000

- Purchase Price per Unit	100.000
- Total Units Purchased by Fund	1,430,000
- Total Purchase Price by Fund	1,430,000
- Percentage of Offering Purchased by Fund	0.06%

- Aggregate Amount Purchased by Sub-Adviser	15,000,000
- Percentage of Offering Purchased by Sub-Adviser	0.64%

From Whom Purchased [10f-3(b)(8)]
- Selling Dealer(s)	Credit Suisse First Boston Corp.

- Syndicate Manager(s)	Lead Managers: Citigroup
Credit Suisse First Boston Corp.
JP Morgan Chase & Co.
Lehman Brothers
UBS Investment Bank

Co - Managers: Bear Stearns & Co., Inc.

- Affiliated Broker / Dealer	Lehman Brothers

Information or materials upon which the determination described in paragraph (h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled fourth quarter 2006 meeting as well as information supporting the reasonableness of the 2.00% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.